SECOND MASTER AMENDMENT TO PURCHASE AND SALE AGREEMENTS

     This Second Master Amendment to Purchase and Sale Agreements (the "Second Master Amendment") is hereby entered into as of the 5th day of October, 2001 by and among PAVILLION PARTNERS, LTD. ("Pavillion"), TANGLEWOOD ASSOCIATES LIMITED PARTNERSHIP ("Tanglewood") and WINDSOR PARTNERS LIMITED PARTNERSHIP ("Windsor"), each a Texas limited partnership, having an office c/o Berkshire Realty Holdings, L.P., 5720 LBJ Freeway, Suite 480, Dallas, TX 76240, Attention: Eric
A. Calub, Telecopier No. 972-991-4557 (Pavillion, Tanglewood and Windsor being referred to herein, collectively, as the "Seller"), and THE LARAMAR GROUP, L.L.C., an Illinois limited liability company (formerly known as Alexon Ventures, L.L.C., an Illinois limited liability company), with an address of 222 South Riverside Plaza, Suite 1450, Chicago, Illinois 60606, Attention: David B. Levin, Telecopier No. 312-669-1300 (the "Buyer").

     REFERENCE is made to three certain Purchase and Sale Agreements each dated as of August 27, 2001, one by and between Pavillion and Buyer with respect to the Pavillion Apartments located at 2922 Belt Line Road, Garland, Texas (the "Pavillion Property") (the "Pavillion Agreement"), one by and between Tanglewood and Buyer with respect to the Tanglewood Apartments located at 2804 Belt Line Road, Garland, Texas (the "Tanglewood Property") (the "Tanglewood Agreement"), and one by and between Windsor and Buyer with respect to the Windsor Apartments located at 2811 North Shiloh Road, Garland, Texas (the "Windsor Property") (the "Windsor Agreement"). The Pavillion Property, the Tanglewood Property and the Windsor Property are referred to herein, collectively, as the "Properties". The Pavillion Agreement, the Tanglewood Agreement and the Windsor Agreement, each as amended by that certain Master Amendment to Purchase and Sale Agreements (the "Master Amendment") dated as of September 28, 2001, are referred to herein, collectively, as the "Agreements".

     WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreements; and

     WHEREAS, Seller and Buyer have agreed to modify certain of the terms and provisions of the Agreements as provided in this Second Master Amendment.

     NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows.

     1. Extension of Financing Deadline. The Financing Deadline as set forth in the Master Amendment is hereby extended to 5:00 p.m. on October 9, 2001.

     2. Lapse of Certain Inspection Period Deadlines. Buyer and Seller acknowledge that each of the Foundation Violation Deadline, the Title Matters Deadline and the Prior Survey Matters Deadline has lapsed and, except for the Seller's failure to satisfy the conditions as hereinafter provided on or before Closing with respect to (i) the outstanding municipal ordinance violation relative to the building foundation of the Pavillion Property (the "Foundation

Violation"), and (ii) items 9 j, p and t (the "Cable Matters") and items 9 k and q (the "Alarm/Laundry Matters") of Schedule B to that certain Commitment for Title Insurance GF No. LTIC-01-2846 (Revision No. 0) issued by Lawyer's Title Insurance Corporation, Buyer has waived and shall have no further right to terminate the Agreements pursuant to the Foundation Violation, the Cable Matters and the Alarm/Laundry Matters and the Prior Survey Matters.

     2. Additional Seller's Closing Obligations. Section 9.1 of each of the Agreements is hereby amended by adding the following provisions to the end thereof:

     (n) Evidence that the Foundation Violation has been cured to the satisfaction of the office of the building inspector of the City of Garland, Texas, such that no violation of record exists at Closing.

     (o) Affidavits reasonably required by the Title Insurer to delete the Cable Matters as exceptions to Buyer's Title Policy.

     (p) Affidavits and indemnities reasonably required by the Title Insurer to delete the Alarm/Laundry Matters as exceptions to Buyer's Title Policy."

     3. Counterparts, Etc. This Second Master Amendment shall not be effective unless and until execution and delivery thereof by both Seller and Buyer. This Second Master Amendment may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one Agreement. Executed copies of this Second Master Amendment may be delivered by facsimile.

     4. Ratification. In all other respects, Seller and Buyer hereby reaffirm all of the covenants, agreements, terms, conditions, and other provisions of the Agreements except as modified hereby, and the Agreements are hereby incorporated in full herein by reference.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Seller and Buyer have executed this Second Master Amendment as a sealed instrument as of the date first written above.


                             SELLER:
WITNESS:

                             PAVILLION PARTNERS, LTD., a Texas limited partnership

                             By:      Westcop Corporation, a Texas
                                      corporation, its General Partner

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



WITNESS:

                             TANGLEWOOD ASSOCIATES LIMITED
                             PARTNERSHIP, a Texas limited partnership

                             By: The Krupp Company Limited Partnership-III, Massachusetts limited partnership, its General Partner

                                      By:      The Krupp Corporation, a
                                               Massachusetts corporation, its
                                               General Partner

                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

WITNESS:

                             WINDSOR PARTNERS LIMITED PARTNERSHIP, a
                             Texas limited partnership

                             By:      ST Windsor Corporation, a Texas
                                      corporation, its General Partner

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                             BUYER:

WITNESS:
                             THE LARAMAR GROUP, L.L.C., an Illinois limited liability company (formerly known as Alexon Ventures, L.L.C., an Illinois limited liability company)

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------